UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange
AMC Preferred Equity Units, each constituting a depositary share representing 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 2, 2023, AMC Entertainment Holdings, Inc. (the “Company”) entered into a binding settlement term sheet (the “Settlement Term Sheet”) with the named plaintiffs (the “Plaintiffs”) in the case In re AMC Entertainment Holdings, Inc. Stockholder Litigation (the “Shareholder Litigation”) to settle the Shareholder Litigation.

The Settlement Term Sheet provides that the Plaintiffs and the Company will jointly request that the status quo order in the above-referenced case (the “Status Quo Order”) be lifted.

If the Status Quo Order is lifted, the Company expects to file the amendment to its Third Amended and Restated Certificate of Incorporation, which was previously approved by the Company’s stockholders at the meeting held on March 14, 2023, to (a) increase the total number of authorized shares of the Company’s Class A common stock (“Class A common stock”) from 524,173,073 to 550,000,000 shares of Class A common stock (the “Share Increase”) and (b) effectuate a reverse stock split at a ratio of one share of Class A common stock for every ten shares of Class A common stock (the “Reverse Stock Split”). The Reverse Stock Split together with the Share Increase will permit the conversion (the “Conversion”) of the Company’s AMC Preferred Equity Units (“AMC Preferred Equity Units”) into shares of the Class A common stock.

Settlement Payment in Class A Common Stock

Final settlement of the Shareholder Litigation will be subject to a formal settlement agreement and formal court approval. However, in order to allow the Status Quo Order to be lifted now and permit the Conversion of AMC Preferred Equity Units into Class A common stock to proceed, the Company has agreed to make a settlement payment to the Plaintiffs’ class in the form of Class A common stock (the “Settlement Payment”). The obligation to make the Settlement Payment only arises if the Status Quo Order has been lifted and the Conversion has taken place. Subject to these conditions, the Company, on behalf of the named defendants, has agreed, promptly following the Conversion, to make a settlement payment to the record holders of the Class A common stock as of the Settlement Class Time (as defined below). The settlement payment will consist of one share of Class A common stock for every 7.5 shares of Class A common stock owned by such record holders as of the Settlement Class Time (after giving effect to the Reverse Stock Split). Based on 51,919,239 shares of Class A common stock (post-Reverse Stock Split) held by the Plaintiffs’ class as of March 31, 2023, an aggregate of 6,922,566 shares of Class A common stock would be issued in the Settlement Payment. With a total estimated 156,260,885 shares of Class A common stock outstanding immediately after giving effect to the Conversion of AMC Preferred Equity Units into Class A common stock (post-Reverse Stock Split and Conversion, based on AMC Preferred Equity Units outstanding as of March 31, 2023) and issuance of the Settlement Payment, the shares issued in the Settlement Payment would represent approximately 4.4% of the outstanding Class A common stock on a pro forma basis. The “Settlement Class Time” means the time at which the Reverse Stock Split is effective (and after giving effect to the Reverse Stock Split).

No fractional shares of Class A common stock will be issued as part of the Settlement Payment. In lieu of any fractional share of Class A Common Stock that a registered holder would otherwise be entitled to receive as a result of the Settlement Payment, the Company will arrange for the disposition of fractional interests by causing its transfer agent to (i) aggregate and sell such fractional interests and (ii) allocate and distribute the net proceeds from such sale among the holders of fractional interests as their respective interests appear on the records books of the Company. However, in the case of beneficial holders who hold through banks, brokers or nominees, these banks, brokers or other nominees may have different procedures for processing the Settlement Payment and handling fractional shares. If a stockholder holds shares of Class A common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Expected Timeline of Events

The Reverse Stock Split, the Conversion and the Settlement Payment are subject to the lifting of the Status Quo Order, which requires court approval, which has not been given. The Company will provide a further update with respect to the expected timetable for these events as additional information becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “forecast,” “estimate,” “project,” “intend,” “plan,” “expect,” “should,” “believe” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions and speak only as of the date on which it is made. Examples of forward-looking statements include statements we make regarding the lifting of the Status Quo Order, the settlement payment and effectuating the Share Increase, Reverse Stock Split and Conversion. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, and the risks, trends and uncertainties identified in the Company’s other public filings. The Company does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: April 3, 2023	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary